 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 30, 2018

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the ex-tended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase and Transfer Agreement

On March 30, 2018, AVX Interconnect Europe GmbH (“Purchaser”), a limited liability company under German law and a wholly-owned subsidiary of AVX Corporation, a Delaware Corporation, entered into a share purchase and transfer agreement (“Agreement”) with the Shareholders of KUMATEC Sondermaschinenbau & Kunststoffverarbeitung GmbH (the “Company”), a limited liability company under German law.

Pursuant to the terms and conditions set forth in the Agreement, the Shareholders agreed to sell all of their shares in the Company to the Purchaser free and clear of any liens, and the Purchaser agreed to pay an aggregate purchase price of EUR 12,500,000 to acquire 100% of the shares of the Company (the “Shares”), subject to the fulfilment and/or waiver of customary closing conditions.

Purchase Price. The aggregate purchase price for the Shares (the “Purchase Price”) is EUR 12,500,000. The Purchase Price less (i) an amount of EUR 1,000,000 (“Holdback Amount”) and (ii) an amount of EUR 1,500,000 (“Deferred Amount”) shall become due and payable on the closing date.

(i)

The Holdback Amount shall serve as security for the Purchaser’s claims against the Shareholders under or in connection with the Agreement that arise within 12 (twelve) months following the closing date.

(ii)

The Deferred Amount is intended to ensure that the Shareholders are in a position to procure the fulfilment of the contribution obligations of the Founder OHG (defined below) under the Partnership Agreement. The Deferred Amount shall become due and payable in three annual installments of EUR 500,000 each.

Representations, Warranties and Covenants. The Purchaser and each of the Shareholders has made customary representations, warranties and covenants in the Agreement. The representations, warranties and covenants set forth in the Agreement (i) were made solely for purposes of the Agreement, (ii) may be subject to important exceptions, qualifications, limitations and supplemental information agreed upon by the contracting parties, (iii) are subject to materiality standards which may differ from what may be viewed as material to investors and (iv) were generally made only as of the date of the Agreement or such other date as specified in the Agreement.

Conditions to Closing. Consummation of the acquisition is subject to customary closing conditions, including, but not limited to: (i) The legal merger control prohibition (in accordance with the German Act against Restraint of Competition) regarding the transaction contemplated under the Agreement has ceased to apply; (ii) The transactions contemplated by and in connection with the Agreement can be lawfully consummated; in particular, there are no orders, judgments, injunctions or similar acts, which would prevent the lawful consummation; (iii) Since December 31, 2017, no event, situation, circumstance, effect of change (each a “Change”) has occurred that individually or collectively with any other Change has or could reasonably be expected to have a negative impact on the assets and/or liabilities, financial condition, the business, operations, operational results of any of the Group Companies amounting to more than EUR 2,000,000 and which, to the extent curable, had not been cured until the Closing Date; (iv) Certain statements guaranteed by the Shareholders in the Agreement are still correct on the Closing Date; and (v) The negotiations as regards the Partnership Agreement (including all Annexes thereto) have been completed and as a result thereof the final version of the Partnership Agreement (including all Annexes thereto) has been duly executed by the Shareholders, the Company and the Founder OHG (defined below) with the consent of the Purchaser and with effect as from the Closing Date. The Purchaser may waive in whole or in part, by notice to the Shareholders, the satisfaction of the above closing conditions (except the closing condition set forth in (i) above) and the receipt of written evidence of the satisfaction of any or all of such closing conditions. If the closing conditions have not been fully satisfied within three months after the date of the Agreement, the Purchaser shall be entitled to rescind the Agreement by notice to the Shareholders. If the closing condition set forth in (i) above has not been fully satisfied within three months after the date of the Agreement, each Party (however, the Shareholders only jointly) shall be entitled to rescind the Agreement by notice to the respective other Parties. After a closing condition has been satisfied and the Purchaser (or the Shareholders) has been informed thereof, a rescission due to its late satisfaction may no longer be declared. The right to rescind shall furthermore be excluded if the non-satisfaction of the Closing Condition is the result of actions or omissions of the respective rescinding Party.

Termination. Amendments, supplements and the termination of the Agreement shall be valid only if made in writing by mutually signed instrument unless a stricter form is required by mandatory law. If the Purchaser rescinds the Agreement, the Shareholders shall be obliged to pay lump sum damages in the amount of EUR 150,000 to the Purchaser to compensate the Purchaser for all costs and expenses incurred in connection with the preparation, negotiation and the notarization of the Agreement. The Purchaser’s right to claim compensation for damages exceeding the lump sum shall remain unaffected. The rescission shall not affect any claims for costs and damages arising from the infringement of obligations under the Agreement.

Partnership Agreement

Prior to the transfer of the Shares to the Purchaser, the hydrogen fuel generation and delivery business segment previously operated by the Company (the “Hydrogen Business”) was spun-off into a joint venture (“JV”) between the Shareholders and the Company under a hive-down agreement dated February 28, 2018. The Purchaser and the Shareholders have agreed to enter into a Partnership Agreement, pursuant to which the Company will hold a controlling partnership interest of 50% as a limited partner of the JV Partnership. The remaining 50% limited partnership interest in the JV Partnership will be held by BFL Hydrogen OHG, a partnership under the laws of Germany (the “Founder OHG”). The Shareholders are the sole partners of the Founder OHG.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 99.1	Press release dated April 4, 2018 regarding the acquisition

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of AVX Corporation or the Company may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to AVX Corporation’s or the Company’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed acquisition involving AVX Corporation and the Company, including future financial and operating results, plans, objectives, expectations and intentions, the expected timing of completion of the acquisition and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; (ii) the risk that a condition to the completion of the acquisition may not be satisfied; (iii) the timing to consummate the proposed acquisition; (iv) the risk that the businesses will not be integrated successfully; (v) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vi) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (vii) the diversion of management time on acquisition-related issues.

Additional information concerning AVX Corporation and its business, including additional factors that could materially affect its financial results, is included in AVX Corporation’s Annual Report on Form 10-K for the year ended March 31, 2017, under “Business” and Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission. Except as required by law, each of AVX Corporation and the Company disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2018

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Executive Vice President,
Chief Financial Officer
and Treasurer